UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2021

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On July 29, 2021, ANGI Group, LLC (“ANGI Group”), a wholly owned subsidiary of Angi Inc (“ANGI”), a majority-owned, publicly traded subsidiary of IAC/InterActiveCorp ("IAC" or the "Registrant"), gave notice to JPMorgan Chase Bank, N.A. (“JP Morgan”) that effective August 3, 2021 (the “Effective Date”), the Amended and Restated Credit Agreement, dated as of November 5, 2018, by and among ANGI, as borrower, the lenders from time to time party thereto and JPMorgan, as administrative agent, as amended by Amendment No. 1 thereto, dated as of August 12, 2020, and subject to the Joinder and Reaffirmation Agreement, dated as of August 12, 2020, among ANGI, ANGI Group, certain subsidiaries of ANGI, and JPMorgan, as administrative agent and collateral agent, (collectively, the “Credit Agreement”), shall terminate in whole.

The terms of the Credit Agreement are summarized in the Current Reports on Form 8-K filed by ANGI (SEC File No. 001-38220) with the U.S. Securities and Exchange Commission on November 9, 2018 and August 12, 2020, which are incorporated herein by reference.

As of the Effective Date, there were no borrowings outstanding under the Credit Agreement, and following the payment of all required fees due and payable, the Credit Agreement was terminated. The decision to terminate the Credit Agreement was made by ANGI and ANGI Group in the ordinary course of business.

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On August 4, 2021, the Registrant announced that it had released its results for the quarter ended June 30, 2021. The full text of the related press release, which is posted on the “Investor Relations” section of the Registrant’s website at http://ir.iac.com/quarterly-results and appears in Exhibit 99.1 hereto, is incorporated herein by reference.

Exhibit 99.1 is being furnished under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure.”

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp, dated August 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title: Senior Vice President, General Counsel & Secretary

Date: August 4, 2021

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